EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2007	2006	2007	2007	2006

Interest & Loan Fees Income	$101,702	$100,461	$100,622	$202,324	$196,042
Tax equivalent adjustment	4,086	3,788	4,011	8,097	7,518

Interest & Fees Income (FTE)	105,788	104,249	104,633	210,421	203,560
Interest expense	48,882	44,881	47,960	96,842	85,441

Net Interest Income (FTE)	56,906	59,368	56,673	113,579	118,119

Credit Loss Provision	850	348	350	1,200	598

Non-Interest Income:
Investment securities transactions	165	(99)	157	322	(2,937)
Fees from trust & brokerage services	3,763	3,647	3,546	7,309	6,667
Fees from deposit services	7,869	7,217	7,178	15,047	14,208
Other charges, commissions, and fees	1,791	1,747	1,693	3,484	3,417
Income from bank-owned life insurance	1,327	1,061	1,459	2,786	2,104
Mortgage banking income	162	150	161	323	379
Gain on termination of interest rate swap associated with prepayment of FHLB advances	787	—	—	787	3,060
Other non-interest revenue	661	702	722	1,383	1,189

Total Non-Interest Income	16,525	14,425	14,916	31,441	28,087

Non-Interest Expense:
Salaries and employee benefits	14,633	15,951	14,745	29,378	31,049
Net occupancy	3,114	3,114	3,456	6,570	6,427
Other expenses	13,197	12,552	12,580	25,777	25,492
Prepayment penalties on FHLB advances	786	—	—	786	—
Amortization of intangibles	383	484	407	790	994
OREO expense	238	(82)	164	402	97
FDIC expense	145	144	143	288	292

Total Non-Interest Expense	32,496	32,163	31,495	63,991	64,351

Income Before Income Taxes (FTE)	40,085	41,282	39,744	79,829	81,257

Tax equivalent adjustment	4,086	3,788	4,011	8,097	7,518

Income Before Income Taxes	35,999	37,494	35,733	71,732	73,739

Taxes	11,487	12,035	11,326	22,813	23,670

Net Income	$24,512	$25,459	$24,407	$48,919	$50,069

MEMO: Effective Tax Rate	31.91%	32.10%	31.70%	31.80%	32.10%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	June 30	June 30
	2007	2006	June 30	December 31	June 30
	Q-T-D Average	Q-T-D Average	2007	2006	2006
Cash & Cash Equivalents	$189,045	$191,308	$219,079	$259,013	$211,484

Securities Available for Sale	997,675	1,079,980	1,003,874	1,010,252	1,052,121
Held to Maturity Securities	191,621	215,628	166,627	212,296	215,375
Other Investment Securities	50,312	61,836	49,335	52,922	59,720

Total Securities	1,239,608	1,357,444	1,219,836	1,275,470	1,327,216

Total Cash and Securities	1,428,653	1,548,752	1,438,915	1,534,483	1,538,700

Loans held for sale	2,702	3,026	2,701	2,041	5,914

Commercial Loans	2,740,403	2,657,706	2,805,863	2,757,957	2,692,517
Mortgage Loans	1,665,707	1,742,303	1,657,580	1,694,922	1,747,957
Consumer Loans	357,633	373,324	356,074	360,829	373,170

Gross Loans	4,763,743	4,773,333	4,819,517	4,813,708	4,813,644

Unearned income	(6,735)	(6,702)	(6,686)	(6,961)	(6,666)

Loans, net of unearned income	4,757,008	4,766,631	4,812,831	4,806,747	4,806,978

Allowance for Loan Losses	(43,928)	(44,146)	(43,372)	(43,629)	(44,180)

Goodwill	167,336	167,459	167,255	167,421	167,421
Other Intangibles	2,058	3,791	1,850	2,640	3,533

Total Intangibles	169,394	171,250	169,105	170,061	170,954

Real Estate Owned	4,351	2,713	4,074	4,231	2,313
Other Assets	239,537	228,544	247,857	243,664	237,194

Total Assets	$6,557,717	$6,676,770	$6,632,111	$6,717,598	$6,717,873

MEMO: Earning Assets	$6,000,950	$6,123,138	$6,034,859	$6,082,080	$6,131,872

Interest-bearing Deposits	$3,868,096	$3,783,234	$3,878,614	$3,924,985	$3,844,736
Noninterest-bearing Deposits	806,711	873,594	828,377	903,207	910,744

Total Deposits	4,674,807	4,656,828	4,706,991	4,828,192	4,755,480

Short-term Borrowings	645,705	817,498	693,586	682,266	761,246
Long-term Borrowings	523,878	495,016	523,788	499,200	493,707

Total Borrowings	1,169,583	1,312,514	1,217,374	1,181,466	1,254,953

Other Liabilities	67,522	62,560	68,581	73,848	72,413

Total Liabilities	5,911,912	6,031,902	5,992,946	6,083,506	6,082,846

Common Equity	645,805	644,868	639,165	634,092	635,027

Total Shareholders’ Equity	645,805	644,868	639,165	634,092	635,027

Total Liabilities & Equity	$6,557,717	$6,676,770	$6,632,111	$6,717,598	$6,717,873

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
	June	June	March	June	June
Quarterly/Year-to-Date Share Data:	2007	2006	2007	2007	2006

Earnings Per Share:
Basic	$0.60	$0.61	$0.60	$1.20	$1.20
Diluted	$0.60	$0.60	$0.59	$1.19	$1.19

Common Dividend Declared Per Share:	$0.28	$0.27	$0.28	$0.56	$0.54

High Common Stock Price	$35.37	$38.41	$39.50	$39.50	$38.50
Low Common Stock Price	$30.88	$34.46	$33.60	$30.88	$34.46

Average Shares Outstanding (Net of Treasury Stock):
Basic	40,677,396	41,684,404	40,946,236	40,811,074	41,803,404
Diluted	40,935,684	42,084,164	41,272,213	41,103,158	42,228,600

Memorandum Items:

Tax Applicable to Security Transactions	$58	$(35)	$55	$113	$(1,028)

Common Dividends	$11,368	$11,212	$11,452	$22,820	$22,543

	June	June	March
EOP Share Data:	2007	2006	2007

Book Value Per Share	$15.77	$15.30	$15.65
Tangible Book Value Per Share	$11.60	$11.18	$11.49

52-week High Common Stock Price	$39.71	$38.55	$39.71
Date	12/28/06	12/02/05	12/28/06
52-week Low Common Stock Price	$30.88	$32.34	$33.60
Date	06/26/07	10/12/05	03/14/07

EOP Shares Outstanding (Net of Treasury Stock):	40,523,267	41,512,069	40,823,168

Memorandum Items:

EOP Employees (full-time equivalent)	1,310	1,365	1,327

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2007	2006	2007	2007	2006
Selected Yields and Net Interest Margin:
Loans	7.44%	7.14%	7.41%	7.42%	7.05%
Investment Securities	5.72%	5.78%	5.65%	5.69%	5.57%
Money Market Investments/FFS	5.27%	4.28%	5.62%	5.43%	3.55%
Average Earning Assets Yield	7.06%	6.82%	7.03%	7.05%	6.69%
Interest-bearing Deposits	3.55%	2.97%	3.49%	3.52%	2.83%
Short-term Borrowings	4.43%	4.12%	4.48%	4.45%	3.88%
Long-term Borrowings	5.77%	6.85%	5.84%	5.80%	6.62%
Average Liability Costs	3.89%	3.53%	3.86%	3.88%	3.39%
Net Interest Spread	3.17%	3.29%	3.17%	3.17%	3.30%
Net Interest Margin	3.80%	3.88%	3.79%	3.79%	3.87%

Selected Financial Ratios:

Return on Average Common Equity	15.22%	15.84%	15.44%	15.33%	15.67%
Return on Average Assets	1.50%	1.53%	1.51%	1.50%	1.51%
Efficiency Ratio	43.51%	42.98%	43.20%	43.40%	42.42%

	June		June		March
	2007		2006		2007

Loan / Deposit Ratio	102.25%		101.08%		99.47%
Allowance for Loan Losses/ Loans, net of unearned income	0.90%		0.92%		0.93%
Allowance for Credit Losses (1)/ Loans, net of unearned income	1.06%		1.10%		1.11%
Nonaccrual Loans / Loans, net of unearned income	0.16%		0.14%		0.13%
90-Day Past Due Loans/ Loans, net of unearned income	0.21%		0.14%		0.11%
Non-performing Loans/ Loans, net of unearned income	0.37%		0.28%		0.24%
Non-performing Assets/ Total Assets	0.33%		0.24%		0.24%
Primary Capital Ratio	10.33%		10.16%		10.43%
Shareholders’ Equity Ratio	9.64%		9.45%		9.72%
Price / Book Ratio	2.02	x	2.39	x	2.24	x
Price / Earnings Ratio	13.28	x	15.14	x	14.81	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	June	June	December	March
Asset Quality Data:	2007	2006	2006	2007

EOP Non-Accrual Loans	$7,842	$6,958	$5,755	$6,068
EOP 90-Day Past Due Loans	9,869	6,531	8,432	5,416

Total EOP Non-performing Loans	$17,711	$13,489	$14,187	$11,484

EOP Other Real Estate & Assets Owned	4,074	2,313	4,231	3,991

Total EOP Non-performing Assets	$21,785	$15,802	$18,418	$15,475

	Three Months Ended			Six Months Ended
	June	June	March	June	June
Allowance for Credit Losses:(1)	2007	2006	2007	2007	2006
Beginning Balance	$52,385	$52,965	$52,371	$52,371	$52,871
Provision Expense	850	348	350	1,200	598

	53,235	53,313	52,721	53,571	53,469
Gross Charge-offs	(2,231)	(643)	(617)	(2,848)	(1,314)
Recoveries	216	225	281	497	740

Net Charge-offs	(2,015)	(418)	(336)	(2,351)	(574)

Ending Balance	$51,220	$52,895	$52,385	$51,220	$52,895

Note: (1) Includes allowances for loan losses and lending-related commitments.